Michael Hicks Sr VP Finance and CFO August 10, 2011 Jefferies 2011 Global Industrial and A&D Conference Exhibit 99

7/12/11

Cautionary
Cautionary
Forward-Looking Statements
Non-GAAP Financial Measures
This presentation includes EBITDA and Adjusted EBITDA which are non-GAAP financial measures as defined by the Securities and Exchange Commission.
For a reconciliation to the most directly comparable GAAP financial measures, refer to the presentation Appendix.
•
This presentation and the accompanying oral remarks include “forward-looking statements,” as defined by federal securities laws.  These statements, as well as any verbal statements by the Company in connection with this presentation, are intended to qualify for the protections afforded forward-looking statements under the
Private Securities Litigation Reform Act of 1995.  Forward-looking statements reflect management’s current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, financial condition, and accounting policies among other matters.  Words such as, but not limited to, “will,” “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “optimistic,” “likely,”
“would,” “could” and similar expressions or phrases identify forward-looking statements.
•
All forward-looking statements involve risks and uncertainties.  Many risks and uncertainties are inherent in business generally and the markets in which the
Company operates or proposes to operate.  Other risks and uncertainties are more specific to the Company’s businesses, including businesses that the Company acquires.  The occurrence of such risks and uncertainties and the impact of such occurrence is often not predictable or within the Company’s control.  Such impacts could adversely affect the Company’s results and, in some cases, such effect could be material.
•
All written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risks, uncertainties and cautionary statements contained herein.  Any forward looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
•
Risks and uncertainties that may cause actual results to differ materially from expected results include, among others:  the Company’s ability to successfully integrate ELIOKEM into its operations; the Company’s ability to achieve fully the strategic and financial objectives related to the acquisition of ELIOKEM, including the acquisition becoming accretive to the Company’s earnings; and unexpected costs or liabilities that may arise from the acquisition, ownership or operation of ELIOKEM.
•
Additional risk factors include:  economic trends affecting the economy in general and/or the Company’s end-use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylonitrile, acrylics and textiles; ability to increase pricing to offset raw material cost increases; product substitution and/or demand destruction due to product technology, performance or cost disadvantages; loss of a significant customer; customer and/or competitor consolidation; customer bankruptcy; ability to successfully develop and commercialize new products; a decrease in demand for domestically manufactured products due to increased foreign competition and off-shoring of production; ability to successfully implement productivity enhancement and cost reduction initiatives; unplanned full or partial suspension of plant operations; losses from the Company’s strategic alliance, joint venture, acquisition and integration activities; loss or damage due to acts of war or terrorism, natural disasters or accidents, including fires, floods, explosions and releases of hazardous substances; ability to comply, and cost of compliance with, legislative and regulatory changes, including changes impacting environmental, health and safety compliance and changes which may restrict or prohibit certain products and raw materials; rapid inflation in health care costs and assumptions used in determining health care cost estimates; risks associated with foreign operations including political unrest and fluctuations in exchange rates of foreign currencies; prolonged work stoppage resulting from labor disputes with unionized workforce; changes in and compliance with pension plan funding obligations; stock price volatility; infringement or loss of the Company’s intellectual property; litigation and claims against the Company related to products, services, contracts, employment, environmental, safety, intellectual property and other matters; adverse litigation judgments or settlements; absence of or inadequacy of insurance coverage for litigation judgments, settlements or other losses; availability of financing at anticipated rates and terms; and loan covenant default arising from substantial debt and leverage and the inability to service that debt, including increases in applicable short-term or long-term borrowing rates.
•
For further information on risks and uncertainties, see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission.

7/12/11

Creating Value Through A Global Enterprise
Creating Value Through A Global Enterprise
OMNOVA Solutions Today Is A Larger, More Diverse Global
Specialty Chemicals And Functional Surfaces Company With
Significant Potential To Create Investor Value
Technology
Innovation
Global
Capability
Typically Typically
#1 or #2 in #1 or #2 in
Consolidating Consolidating
Niche Markets Niche Markets
Leading Market
Positions . . .
Improved
Business Model

7/12/11 - 4 - OMNOVA Overview

7/12/11

Business Segments At A Glance
Business Segments At A Glance
A Focused Polymer Company With Leadership
Positions In Key Categories
LTM* Sales = $1.2B**
LTM Adj. EBITDA = $111M**
Adj. EBITDA Margin
= 9.2%**
Performance Chemicals Decorative Products
Value-added emulsion
polymer coatings,
adhesives and binders,
and other specialty
chemicals
Functional &
decorative surfaces
73%
27%
* LTM: Last Twelve Months Through May 31, 2011 including ELIOKEM on a Pro Forma Basis for 2010
** Adjusted EBITDA – see Appendix 1

7/12/11

3-Part Strategy To Grow Our Company
3-Part Strategy To Grow Our Company
• Technology-Driven Market Share Gains In Core Markets
• Enter New, Related Markets / Applications
• Globalization
• A Culture of Safety
• LEAN SixSigma
• SAP Business System
• Global Purchasing/Logistics
• Reducing OMNOVA’s Environmental Footprint
• Providing Value-Added Environmentally Preferred
Products
Profitable
Growth
Operational
Excellence
Sustainability
Offer Customers A Distinctive Value Proposition, Including
Outstanding Service, To Drive Margin Expansion & Profitable Growth

7/12/11

Fundamental, Structural Change In The OMNOVA Business Model
Fundamental, Structural Change In The OMNOVA Business Model
• Introduced numerous industry-leading new products, driving share gain and adjacent market penetration
– Industry leading market position (#1 or #2) in many served markets
• Rapid industry consolidation
– 6 Competitor chemical plants closed in 2008…major competitor sold
– Exit of 7 decorative product competitors over last 5 years…more likely
– 2 Major competitors consolidated in Europe SB market with several plants closed in last 3 years
• Implemented index pricing in Performance Chemicals
– Significant margin improvement
– Reduced earnings volatility
– Successful in recent recessionary environment
• Consolidated Strategic Decorative Products  businesses in Asia
– Purchased JV interest in 2008
– Upgraded management
– Unique capability to serve growing local markets and North American customers as they migrate to Asia
• Productivity / cost reductions
provide significant leverage for cash generation
• Acquired ELIOKEM specialty chemicals company in December 2010
– A game changer to accelerate globalization of our chemicals business, diversify served markets and broaden technology offering
Business Model Changes, Productivity And New Products Driving
Sustainable Performance Improvement
– lowest cost structure since 1999 spin-off and NOL’s

7/12/11

Acquisition Strategic Rationale – ELIOKEM Offers…
Acquisition Strategic Rationale – ELIOKEM Offers…
1. Globalization: Manufacturing and sales in China, India and France
• Enhanced growth opportunities for OMNOVA specialty chemical products in
Europe and in higher growth markets in Asia
• Grow existing legacy OMNOVA $45M chemical export/toll business in Asia/Europe
• 40% of new Performance Chemicals business outside of North America
2. Growth: Entry into higher growth products / markets; core market expansion
• Specialty Coatings (intumescent paint, masonry coatings, stain blocking coatings);
Oil Field Chemicals; Elastomeric Modification
• Key processes and factors for success similar to OMNOVA’s base business
3. Diversification: Diversification of OMNOVA product offering
• 75% of ELIOKEM sales in new (but related) markets for OMNOVA
4. Cost Synergy: Significant sourcing and supply chain, manufacturing and
SG&A cost savings opportunities by leveraging an integrated global team
Compelling Strategic Rationale; Exciting Opportunities

7/12/11

= Added in Last 5 Years
OMNOVA Locations
OMNOVA Locations
Monroe, NC
Chester, SC
Calhoun, GA
Columbus, MS
Shanghai/
Taicang, China
Rayong,
Thailand
Kent, U.K.
Fitchburg, MA
Auburn, PA
Jeannette, PA
Green Bay, WI
Fairlawn/Akron, OH (World Headquarters)
Mogadore/Akron, OH
Le Havre, France
Villejust, France
Valia, India
Caojing, China
Ningbo, China
Black Text  = OMNOVA Manufacturing Sites
Green Text  = Headquarters Facilities
Shanghai, China
9 Global Locations Added In Last Five Years

OMNOVA SOLUTIONS

ELIOKEM Materials & Concepts

OMNOVA SOLUTIONS

OMNOVA SOLUTIONS

7/12/11

Accelerates OMNOVA’s Global Reach On A Pro Forma Basis
Accelerates OMNOVA’s Global Reach On A Pro Forma Basis
LTM Sales $1.2 Billion*
Positioned For Strong Growth Potential In Asia And Europe
Pro Forma Consolidated
Americas
24%
Asia & Middle
East
40%
Europe &
Africa
36%
Europe &
Africa
17%
Asia &
Middle East
23%
USA
60%
Europe
9%
USA
75%
Asia
16%
* LTM: Last Twelve Months Through May 31, 2011 including ELIOKEM on a Pro Forma Basis for 2010

7/12/11

Pro Forma Historical Annual Financials
Pro Forma Historical Annual Financials
Annual Historical Revenue
Annual Historical Adjusted EBITDA**
*  LTM: Last Twelve Months Through May 31, 2011 including ELIOKEM on a Pro Forma Basis for 2010
** Adjusted EBITDA - see Appendices 1, 2, 3, and 4; Total Adjusted EBITDA includes OMNOVA Corporate Expense of $8.9M, $5.6M, $12.2M, $10.3M and $13.0M for
2007, 2008, 2009, 2010 and 2011 LTM, respectively.
$1,068.0
$1,158.9
$925.9
$1,134.6
$78.5
$73.7
$99.5
$123.0
$1,198.3
$110.8
$475.3
$521.6
$396.8
$527.9
$878.6
$364.6
$347.8
$299.6
$318.3
$319.7
$228.1
$289.5
$229.5
$288.4
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2007 2008 2009 2010 LTM 05/31/11*
Performance Chemicals Decorative Products ELIOKEM
$35.1
$37.5
$59.7
$74.8
119.0
$23.8
$7.2
$28.5
$34.6
$35.1
$16.9
$4.8
$9.8
$48.7
7.4%
6.4%
10.7%
10.8%
9.2%
$0.0
$40.0
$80.0
$120.0
$160.0
$200.0
2007 2008 2009 2010 LTM 05/31/11*
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Performance Chemicals Decorative Products ELIOKEM EBITDA Margin

$ lb.
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11

7/12/11

Raw Material Inflation /Risk
Raw Material Inflation /Risk
Butadiene – Fiscal 2011
1.71
1.53
1.42
1.21
1.04
0.99
0.91
0.86
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
Butadiene At All-Time Record High –
180 Million Lbs. Annual Purchase

7/12/11

Raw Material Inflation / OMNOVA Pricing Dynamics
Raw Material Inflation / OMNOVA Pricing Dynamics
($ Millions)
Raw Material Inflation OMNOVA Pricing Realization
OMNOVA Legacy Operations
75.1
(106.8)
96.8
45.3
86.9
89.6
39.1
(68.7)
-$120
-$80
-$40
$0
$40
$80
$120
2008 2009 2010 2011 1st Half
Historical Long-Term Success In Recovering Raw Material Costs

7/12/11 - 14 - Decorative Products

7/12/11

Decorative Products – Segment Overview
Decorative Products – Segment Overview
* LTM: Last Twelve Months Through May 31, 2011
** Adjusted EBITDA - see Appendix 3
Coated Fabrics Products
Laminates & Films Products
Commercial Wallcovering Products
End Markets
End Markets
End Markets
• Vinyl and urethane fabrics
• Performance fabrics
• Vinyl, paper and acrylic laminates
• Performance films
• Vinyl wallcoverings
• Customized wall murals
• Transportation, marine
• Health care
• Furniture and furnishings
• Kitchen and bath cabinets
• RV / manufactured housing
• Furniture
• Retail store fixtures
• Healthcare
• Pool Liner
• Corporate
• Hospitality
• Healthcare
• Retail
LTM Sales* = $320M
LTM Adj. EBITDA* = $5M
Adj. EBITDA Margin* = 1.5%
A Broad-Based Functional And Decorative Surfaces Business

7/12/11

• Profitably serve global customers with
strategically located global assets
• Pricing discipline to offset raw material
inflation and expand margins
• Leverage scale in a highly fragmented
but consolidating industry
– Several recent competitor exits
• Grow at above-market rates as industry
recovers from cyclical decline
– Leverage new product introductions in
existing and adjacent markets
• Reduce operating costs
Decorative Products – Segment Overview
(cont.)
Decorative Products – Segment Overview
(cont.)
* LTM: Last Twelve Months Through May 31, 2011
Decorative Products
Sales Breakdown*
Commercial
Wallcovering
24%
Laminates
and Films
32%
Coated Fabrics
44%
Strategy

Asian Assets & Access

Differentiated Performance Products

Material & Design Options

7/12/11

Globalization And Innovation
Globalization And Innovation
•
Solely-owned plants in China and
Thailand provide strategic advantage
most competitors can’t match
•
A leading position in rapidly growing
Chinese automotive OEM market
• Environmentally preferred
constructions
• High performance, cost effective
alternatives to traditional materials
and processes
PreFixx ®
Protective
Finish
High performance
barrier coatings resist
stains, abrasions and
scuffing
3 Asian Plants Automotive
Upholstery
Healthcare / Medical Devices Market
• Can cover broad array of surfaces
• Durability, cleanability and design major differentiators
• 3-D Laminates reduce cracks where germs may develop
Increased Designer Choice:
Pinnacle ™
Performance
Fabrics
duraMAX ™
Flat Laminates
RECORE
®
Recycled Wall
Technology
ECORE
®
Advanced Wall
Technology

7/12/11 - 18 - Performance Chemicals

Includes ELIOKEM Acquisition Closed 12/2010

oats

OMNOVA SOLUTIONS

7/12/11

New Performance Chemicals – Segment Overview
New Performance Chemicals – Segment Overview
Paper and Carpet Chemicals (LTM Sales = $354M)
Specialty Chemicals (LTM Sales = $525M)
End Markets
End Markets
• Specialty coatings
• Nonwovens – consumable
and durable
• Construction
• Tires and rubber goods
LTM Sales* = $879M
LTM Adj. EBITDA* = $119M
Adj. EBITDA Margin = 13.5%
• Magazines, brochures
• Catalogs
• Packaging, paperboard
ELIOKEM Accelerates Globalization Of Our Specialty Chemical Products
• Labels, specialty papers
• Residential and commercial
carpet backing
• Tapes and release coatings
• Oil / gas drilling
• Elastomeric modification
• Floor care
* LTM: Last Twelve Months Through May 31, 2011 including ELIOKEM on a Pro Forma Basis for 2010
** Adjusted EBITDA - see Appendix 2
*

7/12/11

Performance Chemicals
Performance Chemicals
Served Markets* Chemistries*
Paper and
Packaging
31%
Refurb. /
Construction
18%
Tire & Rubber
18%
Nonwovens
8%
Architectural
Coatings
8%
Other
Specialty
14%
Oil Field
3%
SB Latex
47%
Acrylics
21%
Vinyl Pyridine
Latex
9%
Nitrile Rubber
Latex
5%
Elastomeric
Modifiers
7%
Antioxidants
6%
High Styrene
5%
* Sales for Last Twelve Months Through February 28, 2011 including ELIOKEM on a Pro Forma Basis for 2010
ELIOKEM Provides Diversification
Of Markets And Chemistries

7/12/11

Leading SB Latex Producer In Disciplined N. American Industry
Leading SB Latex Producer In Disciplined N. American Industry
OMNOVA
BASF
Reichhold
SB Latex N. American Volumes
’02-’10
OMNOVA
+13 pts.
Others
Dow/
Styron
Source: OMNOVA
~ 30% of North American
Capacity
Shut Down in 2008
Dow-Reichhold Exit
Dow / Styron Closures Lubrizol Exit
Closed 2 Plants Closed 1 Plant 4 Plants (3 in N.A.)
Dow / Styron
recently
sold to
Bain Capital
4%
12%
16%
24%
44%
• Differentiated products
• Highly customized with high
switching cost
• Low risk of Asian imports due to high
shipping cost
• 60-70% contracted with index raw
material price escalations
• OMNOVA manufacturing strategically
located to serve core markets
OMN Share Gain Drivers
OMNOVA Growing Leadership Position
In Consolidating SB Latex Industry
2002 2005 2010

7/12/11

Fit With
OMNOVA
ELIOKEM OMNOVA
• Global niche specialty chemicals company owned by AXA Private
Equity (formerly Goodyear Specialty Chemicals)
• Focused on emulsion polymerization chemistry
• #1 and #2 market leading positions in targeted specialty segments
• Strong customer relationships with deep application expertise
• Manufacturing footprint in China, India, France and USA
• Headquarters in Villejust, France
– 630 employees worldwide
– Regional sales teams supported by 85 distributors and agents in 90 countries
• $294M in LTM sales* and $50M in LTM EBITDA
ELIOKEM Acquisition – A Strong Fit
ELIOKEM Acquisition – A Strong Fit
* LTM: Last Twelve Months Through February 28, 2011
Paper Carpet
Construction
Tape
Personal Hygiene
Floor Care
Exterior Masonry
Paint
Intumescent
(Fire Resistant)
Paint
Stain Blocking
Primers
ABS Stabilization
Elastomeric
Modification
Antioxidants
Tires and Rubber
Goods
Oil and Gas
Drilling

Worldwide Production

Product / Technology Cross-Over

toasted oats

Global Supply Chain

OMNOVA SOLUTIONS

7/12/11

Examples Of Exciting Synergy Potential
Examples Of Exciting Synergy Potential
•
Manufacturing on 3 continents
to serve customers anywhere
in the world
•
Flexibility to manufacture
where profitability can be
maximized
•
Major raw materials are same for both ELIOKEM
and OMNOVA
•
Leverage purchasing and logistics with increased
options and scale
Oil Field Architectural
Coatings
Powder
Polymers
Hollow
Plastic
Pigment
ELIOKEM products
for oil/synthetic
based drilling fluids
complement
OMNOVA’s for water-
based applications
OMNOVA has new
solutions for advanced
applications in this
ELIOKEM served
market
New capability to
deliver dry polymer
resins for easier
handling / new
applications
(e.g. oil field)
Paper coating
technology acquired
from Dow in 2010 has
broad potential
across several other
served markets
Nonwovens Tire Cord SB and
Acrylic Latex

7/12/11

Enhances Performance Chemicals Profitability Profile
Enhances Performance Chemicals Profitability Profile
• Cost restructuring
• Volume improvement
• Innovative new products
• Increased average unit selling price
Improves Operating Profile Through
Niche / Specialty, High Margin Products
ELIOKEM’s Drivers of
Profit Improvement
Adj. EBITDA Margins**
Over Time
* LTM: Last Twelve Months Through May 31, 2011 including ELIOKEM on a Pro Forma Basis for 2010
** Adjusted EBITDA Margins – see Appendices 2 and 4
13.5%
7.4%
7.2%
15.0%
14.2%
15.1%
9.0%
8.9%
15.1%
16.9%
15.3%
12.0%
12.5%
0%
4%
8%
12%
16%
20%
2007 2008 2009 2010 2011
LTM*
OMNOVA Performance Chemicals
Pro Forma OMNOVA Performance Chemicals
Eliokem

7/12/11

Key Investment Highlights
Key Investment Highlights
30% of SB latex capacity in North America shutdown in 2008
In Europe, BASF acquired Ciba and restructured assets in 2010; Yule Cato acquiring
PolymerLatex
Low risk of imports due to high shipping costs
Management believes the combined company will have leading market positions across most business lines
Industry recognized brands, with customer co-branding
OMNOVA has over 1,000 products sold to over 1,500 customers in more than 90 countries
75% of ELIOKEM’s sales to adjacent markets not currently served by OMNOVA
Geographically diversified asset base, with significant emerging market presence
Significantly improved Adjusted EBITDA since 2008
~9% Adjusted EBITDA margins (up from ~6% in 2008)
Ability to pass through raw material changes (indexed contracts, disciplined industry)
Generated $37 million of free cash flow in 2010
Modest capex requirements (maintenance capex <1.5% of revenues)
Stable, Disciplined,
Consolidated Industry
Leading Market
Positions
Diverse Business Model
Strong And Stable
Margins
Strong Free Cash Flow
OMNOVA Is Creating Value Through A Global Enterprise

7/12/11 - 26 - Appendix

Global Footprint In Performance Chemicals
Global Footprint In Performance Chemicals
Product Focus Akron Green Bay Mogadore Fitchburg Chester Calhoun Le Havre Valia Ningbo Caojing
Coatings
Oil Field
Nonwovens/
Textiles
X X
Antioxidants
Elastomers/
Reinforcing
Specialty
Rubbers/Latex
Tape &
Releases
X
Paper
X X
Carpet
X
Valia, India
Ningbo, China
Caojing, China
Le Havre, France
Fitchburg, MA
Green Bay, WI
Akron, OH
Mogadore, OH
Chester, SC
Calhoun, GA
OMNOVA ELIOKEM
Leveraging ELIOKEM Manufacturing Infrastructure With OMNOVA Technology
ELIOKEM Production Capacity
X = Additional
Growth
Opportunities
X
Europe &
Africa
29%
Americas
23%
Asia
48%
7/12/11

7/12/11

Appendix – Non-GAAP Financial Measures
Appendix – Non-GAAP Financial Measures
This presentation includes EBITDA and Adjusted EBITDA which are Non-GAAP financial measures as defined by the
Securities and Exchange Commission.
OMNOVA’s EBITDA is calculated as income (loss) from continuing operations less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.  OMNOVA’s Adjusted EBITDA is calculated as OMNOVA’s EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items.  Segment EBITDA is calculated as segment operating income (loss) less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.
Segment Adjusted EBITDA is calculated as Segment EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items.
ELIOKEM’s  EBITDA is calculated as net income less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.  ELIOKEM’s Adjusted EBITDA is calculated as ELIOKEM’s
EBITDA less restructuring and severance expenses, asset impairments and other items.
EBITDA and Adjusted EBITDA are not measures of financial performance under GAAP.  EBITDA and Adjusted
EBITDA are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies.  EBITDA and Adjusted EBITDA should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income
(loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP.  EBITDA and
Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP.  Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources.  Set forth below are the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measure.

7/12/11

Appendix 1 – Adjusted EBITDA
Appendix 1 – Adjusted EBITDA
($ Millions)
LTM
OMNOVA Solutions Consolidated 2007* 2008 2009 2010 May 31, 2011
Income (loss) from continuing operations $ (4.9) $ (2.2) $ 26.2 $ 107.9 $ 94.6
Interest expense 15.7 12.3 7.5 8.0 29.9
Amortization of deferred financing costs 0.8 0.7 0.6 0.7 2.0
Income tax 0.1 0.2 1.7 (89.4) (80.4)
Depreciation & amortization 23.1 23.9 22.9 20.6 33.3
EBITDA $ 34.8 $ 34.9 $ 58.9 $ 47.8 $ 79.4
Restructuring & severance 1.0 0.6 2.1 0.6 1.8
Asset impairments - - 1.1 6.2 4.8
Non-cash stock compensation 2.9 2.4 2.8 3.5 3.7
Other 11.3 1.2 (0.5) 16.2 21.1
Adjusted EBITDA $ 50.0 $ 39.1 $ 64.4 $ 74.3 $ 110.8
OMNOVA Solutions Adjusted EBITDA $ 50.0 $ 39.1 $ 64.4 $ 74.3 $ 110.8
Eliokem International Adjusted EBITDA 28.5 34.6 35.1 48.7
Combined Adjusted EBITDA $ 78.5 $ 73.7 $ 99.5 $ 123.0 $ 110.8
Combined Sales $ 1,068.0 $ 1,158.9 $ 925.9 $ 1,134.6 $ 1,198.3
Percentage of Adjusted EBITDA to Sales 7.4% 6.4% 10.7% 10.8% 9.2%
LTM: Last Twelve Months through May 31, 2011 including ELIOKEM on a Pro Forma Basis for 2010
* NOTE: 2007 Sales and Adjusted EBITDA have been adjusted by $94.4 million and $4.8 million, respectively.
Pro forma 2007 reflects the full year results of the Asian businesses acquired during December 2007 as if the acquisition took place December 1, 2006.

7/12/11

Appendix 2 – Adjusted EBITDA
Appendix 2 – Adjusted EBITDA
($ Millions)
LTM
Performance Chemicals Segment 2007 2008 2009 2010 May 31, 2011
Segment Operating Profit $ 23.7 $ 25.2 $ 47.9 $ 73.3 $ 80.5
Interest Expense - - - - 7.8
Amortization of deferred financing costs - - - - 0.2
Income Tax - - - - 4.8
Depreciation & amortization 11.1 11.0 9.9 9.3 23.0
EBITDA $ 34.8 $ 36.2 $ 57.8 $ 82.6 $ 116.3
Restructuring & severance - 0.1 0.2 0.4 1.2
Asset Impairments - - 0.7 - -
Non-cash stock compensation 1.0 1.1 0.8 1.2 1.3
Other (0.7) 0.1 0.2 (9.4) 0.2
Adjusted EBITDA $ 35.1 $ 37.5 $ 59.7 $ 74.8 $ 119.0
Sales $ 475.3 $ 521.6 $ 396.8 $ 527.9 $ 878.6
Percentage of Adjusted EBITDA to Sales 7.4% 7.2% 15.0% 14.2% 13.5%
LTM: Last Twelve Months through May 31, 2011 including ELIOKEM on a Pro Forma Basis for 2010

7/12/11

Appendix 3 – Adjusted EBITDA
Appendix 3 – Adjusted EBITDA
($ Millions)
LTM
Decorative Products Segment 2007* 2008 2009 2010 May 31, 2011
Segment Operating Profit $ 10.4 $ (6.7) $ 1.6 $ (18.0) $ (15.7)
Interest Expense - - - - -
Amortization of deferred financing costs - - - - -
Income Tax - - - - -
Depreciation & amortization 11.7 12.5 12.5 11.0 10.2
EBITDA $ 22.1 $ 5.8 $ 14.1 $ (7.0) $ (5.5)
Restructuring & severance 0.7 0.5 1.8 0.1 0.4
Asset Impairments - - 0.6 6.2 3.7
Non-cash stock compensation 0.8 0.9 0.4 1.1 0.9
Other 0.2 - - 9.4 5.3
Adjusted EBITDA $ 23.8 $ 7.2 $ 16.9 $ 9.8 $ 4.8
Sales $ 364.6 $ 347.8 $ 299.6 $ 318.3 $ 319.7
Percentage of Adjusted EBITDA to Sales 6.5% 2.1% 5.6% 3.1% 1.5%
LTM: Last Twelve Months through May 31, 2011
* NOTE: 2007 Sales and Adjusted EBITDA have been adjusted by $94.4 million and $4.8 million, respectively.
Pro forma 2007 reflects the full year results of the Asian businesses acquired during December 2007 as if the acquisition took place December 1, 2006.

7/12/11

Appendix 4 – Adjusted EBITDA
Appendix 4 – Adjusted EBITDA
($ Millions)
Eliokem International 2007 2008 2009 2010
Net income $ 5.8 $ (2.5) $ 1.2 $ 0.4
Interest expense 15.0 17.5 16.8 16.0
Amortization of deferred financing costs 0.5 0.5 0.5 0.4
Income Tax 2.5 (3.3) 1.3 2.6
Depreciation & amortization 12.5 14.3 13.4 13.2
EBITDA $ 36.3 $ 26.5 $ 33.2 $ 32.6
Restructuring & severance 1.1 1.1 3.9 1.1
Other (8.9) 7.0 (2.0) 15.0
Adjusted EBITDA $ 28.5 $ 34.6 $ 35.1 $ 48.7
Sales $ 228.1 $ 289.5 $ 229.5 $ 288.4
Percentage of Adjusted EBITDA to Sales 12.5% 12.0% 15.3% 16.9%
Combined Adjusted EBITDA 2007 2008 2009 2010
Performance Chemicals Adjusted EBITDA $ 35.1 $ 37.5 $ 59.7 $ 74.8
Eliokem International Adjusted EBITDA 28.5 34.6 35.1 48.7
Combined Adjusted EBITDA $ 63.6 $ 72.1 $ 94.8 $ 123.5
Combined Sales
Performance Chemicals $ 475.3 $ 521.6 $ 396.8 $ 527.9
Eliokem International 228.1 289.5 229.5 288.4
Combined Sales $ 703.4 $ 811.1 $ 626.3 $ 816.3
Percentage of Adjusted EBITDA to Sales 9.0% 8.9% 15.1% 15.1%

Company Confidential